Exhibit 10.17 Exhibits

EXHIBIT A
TO
MINING LEASE AND SUBLEASE
BETWEEN
NEWMONT USA LIMITED, d/b/a NEWMONT MINING CORPORATION,
QUINCY RESOURCES, INC. AND PLATORO WEST INCORPORATED

Part 1 (Leased Lands): (1083.06 acres)

29-0SP-0001 (NLRC 182054)

The following leased mineral interests in Pershing County, Nevada which are subject to that certain Minerals Lease dated May 1, 1986, between Southern Pacific Land Company, and SFP Minerals Corporation, as assigned, a Memorandum of which was recorded in the official records of Pershing County, Nevada on November 25, 1987, in Book 203, Page 541:

Township 33 North, Range 30 East, MDB&M
Section 3: W1/2 Lot 1 (W1/2 NE1/4NE1/4), Lot 2 (NW1/4NE1/4), SW1/4NE1/4
Section 9: S1/2
Section 15: NW1/4SW1/4, S1/2SW1/4

29-0SP-0006 (NLRC 182092)

The following leased mineral interests in Pershing County, Nevada which are subject to that certain Minerals Lease dated August 17, 1987, between Southern Pacific Land Company, and SFP Minerals Corporation, as assigned, a Memorandum of which was recorded in the official records of Pershing County, Nevada on November 25, 1987, in Book 203, Page 531:

Township 33 North, Range 30 East, MDB&M
Section 3: SW1/4, S1/2NW1/4, Lots 3 and 4 (N1/2NW1/4), E1/2 Lot 1 (E1/2NE1/4NE1/4),
Section 9: NE1/4, NE1/4NW1/4

Part 2 (The Claims): (340 acres)

The following 17 unpatented lode mining claims situated in Pershing County, Nevada in Sections 6 and 7, Township 33 North, Range 30 East, MDB&M:
Claim Name Petal 1-8 Petal 29-36 Petal 38	Book 318 318 318	Page 199-206 227-234 236	BLM NMC 772574-772581 772602-772609 772611

Part 3 (Option Lands): (40 acres)

The following described mineral interests in Pershing County, Nevada which are subject to that certain Exploration Agreement and Option to Lease dated November 29, 1990, between The Atchison, Topeka and Santa Fe Railway Company, and Santa Fe Pacific Minerals Corporation, as assigned:

Township 33 North, Range 30 East, MDB&M:
Section 15; SE1/4NE1/4

EXHIBIT B
TO
MINING LEASE AND SUBLEASE
BETWEEN
NEWMONT USA LIMITED, d/b/a NEWMONT MINING CORPORATION,
QUINCY RESOURCES, INC. AND PLATORO WEST INCORPORATED

POSITIVE FEASIBILITY STUDY

"Positive Feasibility Study" means a detailed report that recommends the development of a mine on all or any portion of the Newmont Property or Area of Interest and includes at least the following information:

1. A description of that part of the Newmont Property and/or Area of Interest to be covered by the proposed mine;

2. The estimated recoverable reserves of minerals and the estimated composition and content thereof;

3. The proposed procedure for development and mining production;

4. Results of ore amenability tests (if any);

5. The nature and extent of the mine facilities proposed to be acquired which may include mill facilities, if the size, extent and location of the ore body makes such mill facilities feasible, in which event the report shall also include a preliminary design for such mill;

6. The total costs, including capital budget, which are reasonably required to purchase, construct and install all structures, machinery and equipment required for the proposed mine, including a schedule of timing of such requirements;

7. All environmental impact studies and costs;

8. The period in which it is proposed that the subject property be brought into commercial production;

9. Such other data and information as are reasonably necessary to substantiate the existence of a mineral deposit of sufficient size and grade to justify development of a mine, taking into account all relevant business, tax and other economic considerations; and

10. Working capital requirements for the initial four months of operation of the Newmont Property as a mine or such longer period as may be reasonably justified in the circumstances; which is in such form as is necessary to substantially meet the standards of North American financial institutions for the purpose of determining the advisability of providing project financing on a commercial competitive basis taking into consideration all relevant criteria deemed to be both normal and prudent for the mining industry at that time.

EXHIBIT C
TO
MINING LEASE AND SUBLEASE
BETWEEN
NEWMONT USA LIMITED, d/b/a NEWMONT MINING CORPORATION,
QUINCY RESOURCES, INC. AND PLATORO WEST INCORPORATED

ROMIOS UNPATENTED CLAIMS

The following 22 unpatented lode mining claims situated in Pershing County, Nevada in Section 10, Township 33 North, Range 30 East, MDB&M:
Claim Name	Book	Page	BLM NMC

Jerry #19
Jerry #20
Jerry #21
Jerry #24
Jerry #34
Jerry #35
Jerry #71
Jerry #72
Jerry #73
Jerry #74
Jerry #75
Jerry #76
Jerry #77
Jerry #78
Jerry #79
Jerry #80
SG #27
SG #39
SG #41
SG #40
SG #22
SG #28

771534 771535 771536 790729 790730 790731 793727 793728 793729 793730 793731 793732 793733 793734 793735 793736 817545 817546 817547 817548 817549 817550

EXHIBIT D
TO MINING LEASE AND SUBLEASE
BETWEEN
NEWMONT USA LIMITED, d/b/a NEWMONT MINING CORPORATION,
QUINCY RESOURCES, INC. AND PLATORO WEST INCORPORATED

QUIT CLAIM DEED AND ASSIGNMENT

When recorded, return to:

Quincy Resources, Inc.
309 Center Street
Hancock, MI 49930

This Quit Claim Deed and Assignment ("Agreement") is between NEWMONT USA LIMITED, d/b/a NEWMONT MINING CORPORATION, a Delaware corporation, whose address is One Norwest Center, 1700 Lincoln Street, Suite 2800, Denver, Colorado 80203 ("Grantor"), QUINCY RESOURCES, INC., a Nevada corporation, whose address is 309 Center Street, Hancock, Michigan 49930 ("Grantee"), and PLATORO WEST INCORPORATED, a Nevada corporation, whose address is 3619 Janlyn Way, Dallas, Texas 75234 ("Platoro").

1. Conveyance.

For valuable consideration, the sufficiency of which is hereby acknowledged, Grantor: (i) conveys and quit claims to Grantee, Grantors entire interest in those unpatented mining claims located in Pershing County, Nevada that are described in Part 2 of Exhibit A to this Agreement; and (ii) assigns to Grantee, all of its rights, title and interest in those leased lands identified in Part 1 of Exhibit A ("Leased Lands"). Such assignment shall not affect Grantors interest in any other lands and minerals covered by the leases referenced in Part 1 of Exhibit A. Grantor agrees to assume all lease obligations applicable to the Leased Lands. The property interests conveyed and assigned by Grantor under this Agreement are collectively referred to herein as the "Property." This conveyance is subject to the rights and obligations under that royalty deed between Grantor and Grantee, bearing even date herewith, as well as the terms of this Agreement.

2. Transfer of Interests, Right of First Offer.

(a) If, within 90 years of the effective date of this Agreement, Grantee intends to transfer all or any part of its interest in the Property, or in any lands within the Area of Interest, as defined in Exhibit B hereto (the "Offered Property"), it shall promptly notify Grantor. This notice shall specifically identify the Offered Property and shall state the price and all other pertinent terms and conditions of the intended transfer, on such terms as Grantee is willing to accept, which shall be for monetary consideration only. Grantee shall include with such notice all factual data in its possession pertaining to the Offered Property that was not previously provided to Grantor. Grantor shall have 30 days from the date such notice is delivered or until 90 years from the effective date of this Agreement, whichever is sooner, to notify Grantee whether it elects to acquire the Offered Property at the same price and on the same terms as set forth in the notice. If Grantor does elect to acquire the Offered Property, such closing shall occur within 30 days after notice of such election is delivered to Grantee. If Grantor fails to provide Grantee with notice of its election to acquire the Offered Property within such 30 days, such failure shall be deemed to be an election to not acquire the property. If Grantor elects to not acquire the Offered Property, Grantee shall have 180 days following the expiration of such period to complete the transfer of the entire Offered Property to a third party at a price and on terms no less favorable to Grantee than those set forth in its notice to Grantor. Such transfer may be made only if the transferee agrees in writing with Grantor to assume Grantees obligations under this Agreement with respect to the transferred interests; provided, however, no transfer of any interest in the Property shall relieve Grantee or Platoro of their obligations under this Agreement, unless Grantor otherwise agrees in writing. Grantee shall be entitled to sell the Offered Property for non-cash consideration only where such consideration has a monetary value equal to, or greater than the cash price at which the Offered Property was offered to Grantor. If Grantee fails to complete the transfer of the entire Offered Property to a third party within that period, Grantors right of first refusal in the Offered Property shall be revived. Any subsequent proposal by Grantee to transfer the Offered Property, or any part thereof, shall be conducted in accordance with all of the procedures set forth in this Section. This obligation will apply to Grantee and any successor (including Affiliates or successor by merger), but shall not apply to (i) any equity offering made by Grantee, (ii) any full or partial sale of Grantee made other than to circumvent this restriction, (iii) a transfer to a wholly-owned affiliate, (iv) a joint venture to which Grantee is a party, or (v) a transfer of Grantees entire interest in the Property to Platoro, provided that the acquiring party shall agree in writing to assume Grantees obligations under this Agreement, or any other agreement hereunder.

(b) Grantor may sell, transfer or assign any of its interests in this Agreement, provided that the purchaser, transferee or assignee agrees in writing to assume Grantors obligations under this Agreement relating to the transferred interest.

3. Preferential Processing Right. Grantor is granted a preferential right to process any ores developed within or from the Property or any other property within the Area of Interest, pursuant to the terms of this Section. Prior to Grantee commencing construction of a mine within any portion of the Property or Area of Interest, which would involve milling, or the use of processing technology other than oxide heap leaching (such as oxide milling for processing oxide ore, and pressure oxidation, roasting, floatation and bio-oxidation for processing sulfide ore) (hereinafter "Processing"), Grantee shall notify Grantor, as soon as practicable, of the intended production rate, timing and technology to be used. Grantor shall have 60 days after the delivery of such notice, within which to notify Grantee that Grantor desires to negotiate with them for the use of Grantors processing facilities, or one or more of Grantors proprietary (patented) processing technologies to perform such Processing. If Grantor provides such notice to Grantee, the parties shall thereafter promptly meet and negotiate in good faith, the arms-length terms pursuant to which Grantor would conduct such Processing.

4. Property As Is. Grantee and Platoro acknowledge that they have been given full access to the Property for their due diligence review. Grantee and Platoro acknowledge that the Property may have environmental and physical conditions related to prior mineral exploration or mining activities, including, but not limited to pits, adits, shafts and roads. Grantee is acquiring the Property "as is" without warranty of any kind as to the condition, suitability or useability of the Property for any purpose, or the ability to obtain any necessary permits or authorizations to access or mine the Property. The parties intend that this "as is" provision shall be effective specifically with respect to environmental conditions, and any and all common law or statutory claims with respect thereto. Grantee and Platoro assume the risk of any environmental contamination, hazardous substances and other conditions on or related to the Property and overlying surface.

5. NLRC Lawsuit. Grantee and Platoro acknowledge that Grantor has informed them that Nevada Land and Resource Company LLC ("NLRC"), the current lessor of the Leased Lands, filed suit in the Second Judicial District Court for the State of Nevada in and for the County of Washoe, Case No. CV-99-05441, challenging the scope and validity of various leases with Grantor, including those identified in Part 1 of Exhibit A (that suit, and any appeals or remand, shall be referred to herein as the "Lawsuit"). By written order dated July 12, 2002, the District Court entered its judgment rejecting NLRCs claims that those leases are void, or that they contain certain implied provisions. NLRC has appealed that order to the Nevada Supreme Court, which appeal is currently pending. Grantee and Platoro waive any claims or causes of action against Grantor, and release Grantor from any liability arising from or relating to any such rulings. Grantee shall be solely responsible for complying with any additional lease terms which may be implied by the courts.

6. Indemnities. Grantee and Platoro shall fully indemnify, defend, release and hold harmless Grantor, its affiliates and successors, and their officers, directors, agents, and employees from and against all loss, costs, penalties, expense, damage and liability (including without limitation, loss due to injury or death, reasonable attorneys fees, expert fees and other expenses incurred in defending against litigation or administrative enforcement actions, either pending or threatened), arising out of or relating to any claim or cause of action relating in any way to conditions, operations or other activities, whether known or unknown, at, or in connection with the Property or overlying surface, including, but not limited to any environmental conditions, regardless of whether such conditions were created before or after the date of this Agreement, which arises in whole or in part under any federal, state or local law, now existing or hereafter enacted, adopted or amended, including, without limitation, any statutory or common law governing liability to third parties for personal injury or property damage.

7. Covenants Run With The Land. All covenants, conditions, indemnities, and limitations contained in this Agreement shall run with the land, and are binding upon the parties to this Agreement, and their heirs, representatives, successors and assigns.

8. Notices. All notices or other communications to either party shall be in writing and shall be sufficiently given if (i) delivered in person, (ii) sent by electronic communication, with confirmation sent by registered or certified mail, return receipt requested, or (iii) sent by registered or certified mail, return receipt requested. Subject to the following sentence, all notices shall be effective and shall be deemed delivered (i) if by personal delivery, on the date of delivery, (ii) if by electronic communication, on the date of receipt of the electronic communication, and (iii) if by mail, on the date of delivery as shown on the actual receipt. If the date of such delivery or receipt is not a business day, the notice or other communication delivered or received shall be effective on the next business day ("business day" means a day, other than a Saturday, Sunday or statutory holiday observed by banks in the jurisdiction in which the intended recipient of a notice or other communication is situated.) A party may change its address from time to time by notice to the other party as indicated above. All notices to Grantor shall be addressed to:

Newmont USA Limited, d/b/a Newmont Mining Corporation
1700 Lincoln Street
Denver, CO 80203
Attn: Land Department
Telecopier No.: (303) 837-5851

With a copy to:

Newmont Capital Limited
427 Ridge Street, Suite C
Reno, Nevada 89501
Attn: Royalty Land Manager
Telecopier No.: (775) 784-8185

All notices to Grantee shall be addressed to:

Quincy Resources Inc.
309 Center Street
Hancock, Michigan 49930
Attn: Dan Farrell
Telecopier No.: 906-482-4695

With copies to:

Platoro West Incorporated
3619 Janlyn
Dallas, Texas 75234
Attn: William M. Sheriff
Telecopier No.: (775) 248-6646

9. Governing Law. This Agreement shall be governed by, interpreted and enforced in accordance with the laws of the State of Nevada, without regard to that States conflicts of laws provisions.

Dated this ____ day of ___________, 2003.

NEWMONT USA LIMITED,
d/b/a NEWMONT MINING CORPORATION

By:__________________________
Name:_______________________
Title:________________________

QUINCY RESOURCES, INC.

By:________________________
Name:_____________________
Title:______________________

PLATORO WEST INCORPORATED

By:________________________
Name:_____________________
Title:______________________
STATE OF COLORADO CITY & COUNTY OF DENVER	) ) ss. )

This instrument was acknowledged before me on this ___ day of __________, 2003, by ______________________________, as _______________________________ of NEWMONT USA LIMITED, d/b/a NEWMONT MINING CORPORATION.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal the day and year first above written.

______________________________
Notary Public
My commission expires:__________

(S E A L)
STATE OF COUNTY OF	) ) ss. )

This instrument was acknowledged before me on this ___ day of __________, 2003, by ______________________________, as _______________________________ of QUINCY RESOURCES, INC.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal the day and year first above written.

______________________________
Notary Public
My commission expires:__________

(S E A L)
STATE OF COUNTY OF	) ) ss. )

This instrument was acknowledged before me on this ___ day of __________, 2003, by ______________________________, as _______________________________ of PLATORO WEST INCORPORATED.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal the day and year first above written.

______________________________
Notary Public
My commission expires:__________

(S E A L)

EXHIBIT A
TO QUIT CLAIM DEED AND ASSIGNMENT
BETWEEN
NEWMONT USA LIMITED, d/b/a NEWMONT MINING CORPORATION,
AND QUINCY RESOURCES, INC.

THE PROPERTY

Part 1 (Leased Lands): (1083.06 acres)

29-0SP-0001 (NLRC 182054)

The following leased mineral interests in Pershing County, Nevada which are subject to that certain Minerals Lease dated May 1, 1986, between Southern Pacific Land Company, and SFP Minerals Corporation, as assigned, a Memorandum of which was recorded in the official records of Pershing County, Nevada on November 25, 1987, in Book 203, Page 541:

Township 33 North, Range 30 East, MDB&M
Section 3: W1/2 Lot 1 (W1/2 NE1/4NE1/4), Lot 2 (NW1/4NE1/4), SW1/4NE1/4
Section 9: S1/2
Section 15: NW1/4SW1/4, S1/2SW1/4

29-0SP-0006 (NLRC 182092)

The following leased mineral interests in Pershing County, Nevada which are subject to that certain Minerals Lease dated August 17, 1987, between Southern Pacific Land Company, and SFP Minerals Corporation, as assigned, a Memorandum of which was recorded in the official records of Pershing County, Nevada on November 25, 1987, in Book 203, Page 531:

Township 33 North, Range 30 East, MDB&M
Section 3: SW1/4, S1/2NW1/4, Lots 3 and 4 (N1/2NW1/4), E1/2 Lot 1 (E1/2NE1/4NE1/4),
Section 9: NE1/4, NE1/4NW1/4

Part 2 (The Claims): (340 acres)

The following 17 unpatented lode mining claims situated in Pershing County, Nevada in Sections 6 and 7, Township 33 North, Range 30 East, MDB&M:
Claim Name Petal 1-8 Petal 29-36 Petal 38	Book 318 318 318	Page 199-206 227-234 236	BLM NMC 772574-772581 772602-772609 772611

(Add Option Lands, if they have been leased by Newmont as of the time Quit Claim Deed is executed)

EXHIBIT B
TO QUIT CLAIM DEED AND ASSIGNMENT
BETWEEN
NEWMONT USA LIMITED, d/b/a NEWMONT MINING CORPORATION,
AND QUINCY RESOURCES, INC.

AREA OF INTEREST

Pershing County, Nevada

All lands within one and one-half miles of the exterior boundary of the Property, as defined in Exhibit A to this Quit Claim Deed, excepting the 22 unpatented mining claims situated in Pershing County, Nevada in Section 10, Township 33 North, Range 30 East, MDB&M identified below, under lease to Romios Gold Resources, Inc., a Canadian corporation:
Claim Name	Book	Page	BLM NMC

Jerry #19
Jerry #20
Jerry #21
Jerry #24
Jerry #34
Jerry #35
Jerry #71
Jerry #72
Jerry #73
Jerry #74
Jerry #75
Jerry #76
Jerry #77
Jerry #78
Jerry #79
Jerry #80
SG #27
SG #39
SG #41
SG #40
SG #22
SG #28

771534 771535 771536 790729 790730 790731 793727 793728 793729 793730 793731 793732 793733 793734 793735 793736 817545 817546 817547 817548 817549 817550

Provided, however, if Grantee or Platoro West Incorporated, or any affiliate of either company acquires or reacquires from Romios the leased interest in any of those claims, the subject lands shall thereafter be included in the Area of Interest.

(Modify, if appropriate, based on status of Romios claims at time Quit Claim Deed is executed)

EXHIBIT E
TO MINING LEASE AND SUBLEASE
BETWEEN
NEWMONT USA LIMITED, d/b/a NEWMONT MINING CORPORATION,
QUINCY RESOURCES, INC. AND PLATORO WEST INCORPORATED

When recorded, return to:

Land Department
Newmont Mining Corporation
1700 Lincoln, 36th Floor
Denver, Colorado 80203

ROYALTY DEED

THIS ROYALTY DEED (hereafter, the "Deed"), effective as of the ____ day of _______________, 2003, is by and between QUINCY RESOURCES, Inc., a Nevada corporation, whose address is 309 Center Street, Hancock, Michigan 49930 ("Grantor") and NEWMONT USA LIMITED, d/b/a NEWMONT MINING CORPORATION, a Delaware corporation, whose address is One Norwest Center, 1700 Lincoln Street, Suite 3600, Denver, Colorado 80203 ("Newmont").

WHEREAS, pursuant to that Quit Claim Deed and Assignment, dated __________, 2003, between Grantor, Newmont, and Platoro West Incorporated, (the "Agreement"), Newmont has conveyed to Grantor the Property (defined below);

NOW, THEREFORE, Grantor, for and in consideration of the sum of $10.00 lawful money of the United States of America, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has remised, released, sold, transferred, conveyed and quitclaimed, and by these presents does remise, release, sell, transfer, convey and forever quitclaim unto Newmont a production royalty (the "Production Royalty") on production of Minerals from the Property. For purposes of this Deed, the term "Mineral(s)" shall mean all metals, minerals and mineral rights of whatever kind and nature that Grantor holds or acquires in the Property (defined below) and within the Area of Interest, as defined in Exhibit B hereto.

1. Property Subject to Production Royalty; After-Acquired Title.

(a) The Production Royalty shall be a royalty interest in and a burden upon the property more particularly described on Exhibit A to this Royalty Deed (the "Property").

(b) If Grantor acquires any rights, title or interests in any real property within the Area of Interest, Grantor shall promptly notify Newmont, and execute and deliver to Newmont an amendment to this Deed, including such acquired rights, title or interests in the Property subject to this Deed. Property acquired within the Area of Interest will be described on Exhibit B.

2. Production Royalty. Grantor shall pay to Newmont a perpetual Production Royalty in an amount equal to the applicable percentage of Net Smelter Returns (defined below) set forth in this Section 2 from the sale or other disposition of all Minerals produced from the Property, determined in accordance with the provisions set forth in this Deed:

(a) Royalty Rate for Production from Leased Lands.

(i) The royalty rate for gold, silver and platinum group metals ("Precious Metals") produced from the lands described in Part 1 of Exhibit A ("Leased Lands") shall be determined based on the monthly average of the London Bullion Market, Afternoon Fix, gold spot prices for the preceding calendar month according to the following schedule:

Net Smelter Return Percentage	Monthly Average Gold Price (U.S.$/ounce)
2%	Less than or equal to $300
3%	Greater than $300 and less than or equal to $400
4%	Greater than $400

(ii) The royalty rate for all Minerals, other than Precious Metals and the beneficiated products thereof ("Other Minerals"), produced from the Leased Lands shall be three percent (3.0%) of Net Smelter Returns (defined below).

(b) Royalty Rate for Production from the Claims. The royalty rate for all Minerals (Precious Metals and Other Minerals) produced from the lands covered by the unpatented claims described in Part 2 of Exhibit A shall be one percent (1.0%) of Net Smelter Returns (defined below).

(c) Royalty Rate for Production from the Area of Interest. The royalty rate for all Minerals (Precious Metals and Other Minerals) produced from the lands covered by the Area of Interest described on Exhibit B shall be one percent (1.0%) of Net Smelter Returns (defined below).

3. Net Smelter Returns. Net Smelter Returns shall be determined as follows:

(a) For Precious Metals. Net Smelter Returns, in the case of Precious Metals, shall be determined by multiplying (i) the gross number of troy ounces of Precious Metals recovered from the production from the Property ("Monthly Production") delivered to the smelter, refiner, processor, purchaser or other recipient of such production (collectively, "Payor") during the preceding calendar month, by (ii) for gold, the average of the London Bullion Market, Afternoon Fix, spot prices for the preceding calendar month, and for all other Precious Metals, the average of the New York Commodities Exchange final spot prices for the preceding calendar month for the particular Mineral for which the price is being determined, and subtracting from the product of (i) and (ii) only the following if actually incurred:

(i) charges imposed by the Payor for refining bullion from doré or concentrates of Precious Metals ("Beneficiated Precious Metals") produced by Grantors final mill or other final processing plant; however, charges imposed by the Payor for smelting or refining of raw or crushed ore containing Precious Metals or other preliminarily processed Precious Metals shall not be subtracted in determining Net Smelter Returns;

(ii) penalty substance, assaying, and sampling charges imposed by the Payor for refining Beneficiated Precious Metals contained in such production; and

(iii) charges and costs, if any, for transportation and insurance of Beneficiated Precious Metals from Newmonts mill or other final processing plant to places where such Beneficiated Precious Metals are smelted, refined and/or sold or otherwise disposed of.

In the event the refining of bullion from the Beneficiated Precious Metals contained in such production is carried out in custom toll facilities owned or controlled, in whole or in part, by Grantor, which facilities were not constructed for the purpose of refining Beneficiated Precious Metals or other Minerals from the Property, then charges, costs and penalties for such refining shall mean the amount Grantor would have incurred if such refining were carried out at facilities not owned or controlled by Grantor then offering comparable services for comparable products on prevailing terms, but in no event greater than actual costs incurred by Grantor with respect to such refining.

In the event Grantor receives insurance proceeds for loss of production, Grantor shall pay to Newmont the Royalty percentage of any such insurance proceeds that are received by Grantor for such loss of production.

(b) For Other Minerals. Net Smelter Returns, in the case of Other Minerals, shall be determined by multiplying (i) the gross amount of the particular Other Mineral contained in the Monthly Production delivered to the Payor during the preceding calendar month by (ii) the average of the New York Commodities Exchange final daily spot prices for the preceding calendar month of the appropriate Other Mineral, and subtracting from the product of (i) and (ii) only the following if actually incurred:

(i) charges imposed by the Payor for smelting, refining or processing Other Minerals contained in such production, but excluding any and all charges and costs related to Grantors mills or other processing plants constructed for the purpose of milling or processing Other Minerals, in whole or in part;

(ii) penalty substance, assaying, and sampling charges imposed by the Payor for smelting, refining, or processing Other Minerals contained in such production, but excluding any and all charges and costs of or related to Grantors mills or other processing plants constructed for the purpose of milling or processing Other Minerals, in whole or in part; and

(iii) charges and costs, if any, for transportation and insurance of Other Minerals and the beneficiated products thereof from Grantors final mill or other final processing plant to places where such Other Minerals are smelted, refined and/or sold or otherwise disposed of.

In the event smelting, refining, or processing of Other Minerals are carried out in custom toll facilities owned or controlled, in whole or in part, by Grantor, which facilities were not constructed for the purpose of milling or processing Other Minerals, then charges, costs and penalties for such smelting, refining or processing shall mean the amount Grantor would have incurred if such smelting, refining or processing were carried out at facilities not owned or controlled by Grantor then offering comparable services for comparable products on prevailing terms, but in no event greater than actual costs incurred by Grantor with respect to such smelting and refining.

In the event Grantor receives insurance proceeds for loss of production, Grantor shall pay to Newmont the Royalty percentage of any such insurance proceeds that are received by Grantor for such loss of production.

4. Other Procedures for Calculating and Paying Production Royalty.

(a) Payments of Royalty In Cash or In Kind. Royalty payments shall be made to Newmont as follows:

(i) Royalty In Kind. Newmont may elect to receive its Royalty on Precious Metals from the Property "in cash" or "in kind" as refined bullion. The election may be exercised once per year on a calendar year basis during the life of production from the Property. Notice of election to receive the following years Royalty for Precious Metals in cash or in kind shall be made in writing by Newmont and delivered to Grantor on or before November 1 of each year. In the event no written election is made, the Royalty for Precious Metals will continue to be paid as it is then being paid. As of the date of this Deed, Newmont elects to receive its Royalty on Precious Metals "in cash." Royalties on Other Minerals shall not be payable in kind.

(A) If Newmont elects to receive its Royalty for Precious Metals in kind, Newmont shall open a bullion storage account at each refinery or mint designated by Grantor as a possible recipient of refined bullion in which Newmont owns an interest. Newmont shall be solely responsible for all costs and liabilities associated with maintenance of such account or accounts, and Grantor shall not be required to bear any additional expense with respect to such in-kind payments.

(B) Royalty will be paid by the deposit of refined bullion into Newmonts account. On or before the 25th day of each calendar month following a calendar month during which production and sale or other disposition occurred, Grantor shall deliver written instructions to the mint or refinery, with a copy to Newmont, directing the mint or refinery to deliver refined bullion due to Newmont in respect of the Royalty, by crediting to Newmonts account the number of ounces of refined bullion for which Royalty is due; provided, however, that the words "other disposition" as used in this Deed shall not include processing, milling, beneficiation or refining losses of Precious Metals. The number of ounces of refined bullion to be credited will be based upon Newmonts share of the previous months production and sale or other disposition as calculated pursuant to the commingling provisions of Section 4(d) hereof.

(C) Royalty payable in kind on silver or platinum group metals shall be converted to the gold equivalent of such silver or platinum group metals by using the average monthly spot prices for Precious Metals described in Section 3(a).

(D) Title to refined bullion delivered to Newmont under this Deed shall pass to Newmont at the time such bullion is credited to Newmonts account at the mint or refinery.

(E) Newmont agrees to hold harmless Grantor from any liability imposed as a result of the election of Newmont to receive Royalty in kind and from any losses incurred as a result of Newmonts trading and hedging activities. Newmont assumes all responsibility for any shortages which occur as a result of Newmonts anticipation of credits to its account in advance of an actual deposit or credit to its account by a refiner or mint.

(F) When royalties are paid in kind, they will not reflect the costs deductible in calculating "Net Smelter Returns" under this Deed. Within 15 days of the receipt of a statement showing charges incurred by Grantor for transportation, smelting or other deductible costs, Newmont shall remit to Grantor full payment for such charges. If Newmont does not pay such charges when due, Grantor shall have the right, at its election, to deduct the gold equivalent of such charges from the ounces of gold bullion to be credited to Newmont in the following month.

(ii) In Cash. If Newmont elects to receive its Royalty for Precious Metals in cash, and as to Royalty payable on Other Minerals, payments shall be payable on or before the twenty-fifth (25th) day of the month following the calendar month in which the Minerals subject to the Royalty were shipped to the Payor by Grantor. For purposes of calculating the cash amount due to Newmont, Precious Metals and Other Minerals will be deemed to have been sold or otherwise disposed of at the time refined production from Property is delivered, made available, or credited to Grantor by a mint or refiner. The price used for calculating the cash amount due for Royalty on Precious Metals or Other Minerals shall be determined in accordance with Section 3(a) and (b) as applicable. Grantor shall make each Royalty payment to be paid in cash by delivery of a check or draft payable to Newmont and delivering the check to Newmont at its address listed in Section 11(i). Newmont hereby waives and agrees to hold Grantor harmless against, and binds its successors and assigns to waive and hold Grantor harmless against, any claim by any other party to any Royalty paid by Grantor as herein provided.

(iii) Detailed Statement. All Royalty payments or credits shall be accompanied by a detailed statement explaining the calculation thereof together with any available settlement sheets from the Payor.

(b) Monthly Reconciliation.

(i) On or before the 25th day of the month, Grantor shall make an interim settlement based on the information then available of such Royalty, either in cash or in kind, whichever is applicable, by paying (A) not less than one hundred percent (100%) of the anticipated final settlement of Precious Metals in kind Royalty payments and (B) not less than ninety-five percent (95%) of the anticipated final settlement of cash Royalty payments.

(ii) The parties recognize that a period of time exists between the production of ore, the production of doré or concentrates from ore, the production of refined or finished product from doré or concentrates, and the receipt of Payors statements for refined or finished product. As a result, the payment of Royalty will not coincide exactly with the actual amount of refined or finished product produced from the Property for the previous month. Grantor will provide final reconciliation promptly after settlement is reached with the Payor for all lots sold or subject to other disposition in any particular month.

(iii) In the event that Newmont has been underpaid for any provisional payment (whether in cash or in kind), Grantor shall pay the difference in cash by check and not in kind with such payment being made at the time of the final reconciliation. If Newmont has been overpaid in the previous calendar quarter, Newmont shall make a payment to Grantor of the difference by check. Reconciliation payments shall be made on the same basis as used for the payment in cash pursuant to Section 4(a)(ii).

(c) Hedging Transactions. All profits and losses resulting from Grantors sales of Precious Metals, or Grantors engaging in any commodity futures trading, option trading, or metals trading, or any combination thereof, and any other hedging transactions including trading transactions designed to avoid losses and obtain possible gains due to metal price fluctuations (collectively, "hedging transactions") are specifically excluded from Royalty calculations pursuant to this Deed. All hedging transactions by Grantor and all profits or losses associated therewith, if any, shall be solely for Grantors account.

The Royalty payable on Precious Metals or Other Minerals subject to hedging transactions shall be determined as follows:

(i) Affecting Precious Metals. The amount of Royalty to be paid on all Precious Metals subject to hedging transactions by Grantor shall be determined in the same manner as provided in Sections 2 and 3(a), with the understanding that the average monthly spot price shall be for the calendar month preceding the calendar month during which Precious Metals subject to hedging transactions are shipped by Grantor to the Payor.

(ii) Affecting Other Minerals. The amount of Royalty to be paid on all Other Minerals subject to hedging transactions by Grantor shall be determined in the same manner as provided in Sections 2 and 3(b), with the understanding that the average monthly spot price shall be for the calendar month preceding the calendar month during which Other Minerals subject to hedging transactions are shipped to the Payor.

(d) Commingling. Grantor shall have the right to commingle Minerals from the Property with minerals from other properties. Before any Precious Metals or Other Minerals produced from the Property are commingled with minerals from other properties, the Precious Metals or Other Minerals produced from the Property shall be measured and sampled in accordance with sound mining and metallurgical practices for moisture, metal, commercial minerals and other appropriate content. Representative samples of the Precious Metals or Other Minerals shall be retained by Grantor and assays (including moisture and penalty substances) and other appropriate analyses of these samples shall be made before commingling to determine gross metal content of Precious Metals or gross metal or mineral content of Other Minerals. Grantor shall retain such analyses for a reasonable amount of time, but not less than eighteen (18) months, after receipt by Newmont of the Royalty paid with respect to such commingled Minerals from the Property; and shall retain such samples taken from the Property for seven (7) days after collection.

(e) No Obligation to Mine. Grantor shall have sole discretion to determine the extent of its mining of the Property and the time or the times for beginning, continuing or resuming mining operations with respect thereto. Grantor shall have no obligation to Newmont or otherwise to mine any of the Property.

(f) Underlying Royalties. Grantor shall pay all production royalties hereafter due on the Leased Lands, pursuant to the terms of any applicable leases ("Mining Leases Royalty"). Grantor may credit against Production Royalty payments due to Newmont under this Deed the amount of any Mining Leases Royalty paid by Grantor to an unaffiliated third party, provided, however, that Grantor shall pay to Newmont a Production Royalty of no less than one percent (1.0%) of Net Smelter Returns on all production of any Minerals from the Property. Such credit, if applicable, shall be applied on a monthly basis and Grantor may not take such credit against any Production Royalty paid to Newmont for Mineral production in prior months.

5. Advance Minimum Royalty.

(a) Upon execution of this Deed, and on or before each anniversary of this Deed, thereafter, until the Date of Commercial Production, Grantor shall pay to Grantee an advance minimum royalty in cash, equal to Ten Dollars ($10.00) per acre of Property. Such advance minimum royalty payments shall not be creditable against any Production Royalty paid hereunder.

(b) The term "Date of Commercial Production" shall mean the date that production of Minerals from the Property is such that the average monthly Production Royalty payments under Section 2 of this Deed for the previous twelve months is equal to or greater than $12,000.00.

6. Books, Records, Inspections, Confidentiality and Press Releases.

(a) Not later than February 1 following the end of each calendar year, Grantor shall provide Newmont with an annual report of activities and operations conducted with respect to the Property during the preceding calendar year. Such annual report shall include details of: (i) the preceding years activities with respect to the Property; (ii) ore reserve data for the calendar year just ended; and (iii) estimates of anticipated production and estimated remaining ore reserves with respect to proposed activities for the Property for the current calendar year. In addition, Newmont shall have the right, upon reasonable notice to Grantor, to inspect and copy all books, records, technical data, information and materials (the "Data") pertaining to Grantors activities with respect to the Property; provided that such inspections shall not unreasonably interfere with Grantors activities with respect to the Property. Grantor makes no representations or warranties to Newmont concerning any of the Data or any information contained in the annual reports, and Newmont agrees that if it elects to rely on any such Data or information, it does so at its sole risk.

(b) Newmont shall have the right to audit the books and records pertaining to production from the Property and contest payments of Royalty for 24 months after receipt by Newmont of the payments to which such books and records pertain. Such payments shall be deemed conclusively correct unless Newmont objects to them in writing within 24 months after receipt thereof.

(c) Newmont shall have the right, upon reasonable notice, to inspect the facilities associated with the Property. Such inspection shall be at the sole risk of Newmont, and Newmont shall indemnify Grantor from any liability caused by Newmonts exercise of inspection rights.

(d) Newmont shall not, without the prior written consent of Grantor, which shall not be unreasonably withheld, knowingly disclose to any third party data or information obtained pursuant to this Deed which is not generally available to the public; provided, however, Newmont may disclose data or information so obtained without the consent of Grantor: (i) if required for compliance with laws, rules, regulations or orders of a governmental agency or stock exchange; (ii) to any of Newmonts contractors or consultants; (iii) to any third party to whom Newmont, in good faith, anticipates selling or assigning Newmonts interest in the Property; (iv) to a prospective lender, or (v) to a party which Newmont or an affiliate contemplates a merger, amalgamation or other corporate reorganization, provided however, that any such third party to whom disclosure is made has a legitimate business need to know the disclosed information, and shall first agree in writing to protect the confidential nature of such information to the same extent Newmont is obligated under this subsection.

(e) Subject to its rights and obligations under Section 6(d), Newmont shall not issue any press releases pertaining to the Property except upon giving Grantor three (3) days advance written notice of the contents thereof, and Newmont shall make any reasonable changes to such proposed press releases requested by Grantor. Newmont shall not, without Grantors consent, issue any press release that implies or infers that Grantor endorses or joins in Newmonts statements or representations contained in any press release.

7. Records and Audits. Grantors records of all mining and milling operations on the Property, and its records with respect to commingling of production from the Property, shall be available for Newmonts or its authorized agents inspection and/or audit upon reasonable advance notice and during normal business hours. If any such audit or inspection reveals that Royalty payments for any calendar year are underpaid by more than five percent, Grantor shall reimburse Newmont for its reasonable costs incurred in such audit or inspection. Newmont shall be entitled to enter the mine workings and structures on the Property at reasonable times upon reasonable advance notice for inspection thereof, but Newmont shall so enter at its own risk and shall indemnify and hold Grantor and its affiliates harmless against and from any and all loss, costs, damage, liability and expense (including but not limited to reasonable attorneys fees and costs) by reason of injury to Newmont or its agents or representatives or damage to or destruction of any property of Newmont or its agents or representatives while on the Property on or in such mine workings and structures, unless such injury, damage, or destruction is a result, in whole or in part, of the negligence of Grantor.

8. New Resources or Reserves. If Grantor establishes a mineral resource or mineral reserve on any of the Property, Grantor shall provide to Newmont the amount of such resource or reserve as soon as practicable after Grantor makes a public declaration with respect to the establishment thereof

9. Compliance with Law. Grantor shall at all times comply with all applicable federal, state, and local laws, statutes, rules, regulations, permits, ordinances, certificates, licenses and other regulatory requirements, policies and guidelines relating to operations and activities on or with respect to the Property; provided, however, Grantor shall have the right to contest any of the same in good faith.

10. Stockpiling and Tailings. All tailings, residues, waste rock, spoiled leach materials, and other materials (collectively "Materials") resulting from Grantors operations and activities with respect to the Property shall be the sole property of Grantor, but shall remain subject to the Royalty (calculated and paid in accordance with the terms of this Deed) should the Materials be processed or reprocessed, as the case may be, in the future and result in the production, sale or other disposition of Precious Metals or Other Minerals. Notwithstanding the foregoing, Grantor shall have the right to dispose of any or all such Materials and to commingle the same with other minerals from other properties. In the event Materials from the Property are processed or reprocessed, as the case may be, and regardless of where such processing or reprocessing occurs, the Royalty payable thereon under this Deed shall be determined on a pro rata basis as determined by using the best engineering and technical practices then available.

11. Real Property Interest and Relinquishment of Property. The Net Smelter Return Royalty shall attach to any amendments, relocations or conversions of any mining claims or leases comprising the Property, or to any renewals or extensions of leases thereof. The Net Smelter Return Royalty shall be a real property interest that runs with the Property and shall be applicable to Grantor and its successors and assigns of the Property. If the Grantor surrenders or relinquishes any of the Property, but reacquires any such properties within a period of five years after the effective date of relinquishment or abandonment, such reacquired properties shall be included in the Property from and after the date of such reacquisition.

12. General Provisions.

(a) The parties promptly shall execute all such further instruments and documents and do all such further actions as may be necessary to effectuate the purposes of this Deed.

(b) All covenants, conditions and terms of this Deed shall be of benefit to the parties and run as a covenant with the Property and shall bind and inure to the benefit of the parties hereto and their respective assigns and successors.

(c) This Deed shall not be construed to create, expressly or by implication, a joint venture, mining partnership, commercial partnership, or other partnership relationship between Grantor and Newmont.

(d) This Deed may not be modified orally, but only by written agreement executed by Grantor and Newmont.

(e) Time is of the essence in this Deed.

(f) This Deed is to be governed by and construed under the laws of the State of Nevada.

(g) As used in this Deed, the term "Newmont" shall include all of Newmonts successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and affiliated companies having or claiming an interest in the Property. As used in this Deed, the term "Grantor" shall include all of Grantors successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and affiliated companies having or claiming an interest in the Property. As used in this Deed, the term "Party" or "Parties" shall mean one or both, as the case may be, of Grantor and Newmont.

(h) Assignment of Property. Grantor may convey, transfer, assign, abandon or encumber all or any portion of its interest in the Property only in accordance with Section 2 of the Agreement, and provided that (i) in the event of any such conveyance, transfer or assignment, it shall require the Party or Parties acquiring such interest to assume in a written agreement with Newmont the obligations of this Deed in respect of such interest, and thereupon it shall be relieved of all liability under this Deed as to such interest in the Property, except for liabilities existing on the date of such conveyance, transfer, or assignment; and (ii) in the event of the granting of any mortgage, charge, security interests, lien or other encumbrance (in each case a "Lien") in any Property, the holder of such encumbrance (a "Lien Holder") acknowledges in writing that its rights in the Property are subject to the rights of Newmont under this Deed. A Lien Holder shall be free to convey, transfer and assign all or any portion of the Property subject to its Lien, provided that it shall require the Party or Parties acquiring such interest to assume in writing the obligations of this Deed in respect of such interest from and after the date of transfer and thereupon it shall be relieved of all liability under this Deed as to such interest in the Property. No such conveyance, transfer or assignment by a Lien Holder shall release the Grantor of any liabilities existing on the date of such conveyance, transfer or assignment

(i) Any notice or other correspondence required or permitted hereunder shall be deemed to have been property given or delivered when made in writing and hand delivered to the party to whom directed, or when sent by United States certified mail, or electronic facsimile transmission, with all necessary postage or charges fully prepaid, return receipt requested (or in the case of a facsimile or telegram, confirmation of delivery), and addressed to the party to whom directed at the following address:

Grantor:

Quincy Resources, Inc.
309 Center Street
Hancock, Michigan 49930
Attn: Dan Farrell
Facsimile No.: (906) 482-4695

Newmont:

Newmont USA Limited, d/b/a Newmont Mining Corporation
1700 Lincoln Street
Denver, Colorado 80203
Attention: Land Department
Facsimile No.: (303) 837-5851

With a copy to:

Newmont Capital Limited
427 Ridge Street, Suite C
Reno, Nevada 89501
Attn: Royalty Land Manager
Facsimile No.: (775) 784-8185

Either party hereto may change its address for the purpose of notices or communications hereunder by furnishing notice thereof to the other party in compliance with this Section.

Wherefore, this Deed is executed and delivered effective on the day and year above written.

Grantor:

QUINCY RESOURCES, INC.
a Nevada corporation

By:
Name:
Title:

Newmont:

NEWMONT USA LIMITED,
d/b/a NEWMONT MINING CORPORATION
a Delaware corporation

By:
Name:
Title:

STATE OF COUNTY OF	) ) ss. )

This instrument was acknowledged before me on this _____ day of _________, 2003, by ___________________________, as _________________________ of QUINCY RESOURCES, INC.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal the day and year first above written.

_________________________________
Notary Public
My commission expires:_____________

(S E A L )
STATE OF COLORADO CITY & COUNTY OF DENVER	) ) ss. )

This instrument was acknowledged before me on this ______ day of __________, 2003, by ___________________________, as ___________________________ of NEWMONT USA LIMITED, d/b/a NEWMONT MINING CORPORATION.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal the day and year first above written.

__________________________________
Notary Public
My commission expires:______________

(S E A L)

EXHIBIT A
TO ROYALTY DEED BETWEEN
NEWMONT USA LIMITED, d/b/a NEWMONT MINING CORPORATION
AND QUINCY RESOURCES, INC.

THE PROPERTY

Part 1 (Leased Lands): (1083.06 acres)

29-0SP-0001 (NLRC 182054)

The following leased mineral interests in Pershing County, Nevada which are subject to that certain Minerals Lease dated May 1, 1986, between Southern Pacific Land Company, and SFP Minerals Corporation, as assigned, a Memorandum of which was recorded in the official records of Pershing County, Nevada on November 25, 1987, in Book 203, Page 541:

Township 33 North, Range 30 East, MDB&M
Section 3: W1/2 Lot 1 (W1/2 NE1/4NE1/4), Lot 2 (NW1/4NE1/4), SW1/4NE1/4
Section 9: S1/2
Section 15: NW1/4SW1/4, S1/2SW1/4

29-0SP-0006 (NLRC 182092)

The following leased mineral interests in Pershing County, Nevada which are subject to that certain Minerals Lease dated August 17, 1987, between Southern Pacific Land Company, and SFP Minerals Corporation, as assigned, a Memorandum of which was recorded in the official records of Pershing County, Nevada on November 25, 1987, in Book 203, Page 531:

Township 33 North, Range 30 East, MDB&M
Section 3: SW1/4, S1/2NW1/4, Lots 3 and 4 (N1/2NW1/4), E1/2 Lot 1 (E1/2NE1/4NE1/4),
Section 9: NE1/4, NE1/4NW1/4

(Add Option Lands, if they have been included in the Quit Claim Deed)

Part 2 (The Claims): (340 acres)

The following 17 unpatented lode mining claims situated in Pershing County, Nevada in Sections 6 and 7, Township 33 North, Range 30 East, MDB&M:
Claim Name Petal 1-8 Petal 29-36 Petal 38	Book 318 318 318	Page 199-206 227-234 236	BLM NMC 772574-772581 772602-772609 772611

EXHIBIT B
TO ROYALTY DEED BETWEEN
NEWMONT USA LIMITED, d/b/a NEWMONT MINING CORPORATION
AND QUINCY RESOURCES, INC.

AREA OF INTEREST

All lands within one and one-half miles of the exterior boundary of the Property, as defined in Exhibit A to this Royalty Deed, excepting the 22 unpatented mining claims situated in Pershing County, Nevada in Section 10, Township 33 North, Range 30 East, MDB&M identified below, under lease to Romios Gold Resources, Inc., a Canadian corporation:
Claim Name	Book	Page	BLM NMC

Jerry #19
Jerry #20
Jerry #21
Jerry #24
Jerry #34
Jerry #35
Jerry #71
Jerry #72
Jerry #73
Jerry #74
Jerry #75
Jerry #76
Jerry #77
Jerry #78
Jerry #79
Jerry #80
SG #27
SG #39
SG #41
SG #40
SG #22
SG #28

771534 771535 771536 790729 790730 790731 793727 793728 793729 793730 793731 793732 793733 793734 793735 793736 817545 817546 817547 817548 817549 817550

Provided, however, if Grantor or Platoro West Incorporated, or any affiliate of either company acquires or reacquires from Romios the leased interest in any of those claims, the subject lands shall thereafter be included in the Area of Interest.

(Modify, if appropriate, based on status of Romios claims at time Royalty Deed is executed, as well as other interests acquired, if any)

EXHIBIT F
TO
MINING LEASE AND SUBLEASE
BETWEEN
NEWMONT USA LIMITED, d/b/a NEWMONT MINING CORPORATION,
QUINCY RESOURCES, INC. AND PLATORO WEST INCORPORATED

MEMORANDUM OF AGREEMENT

Notice is hereby given that Newmont USA Limited, doing business as Newmont Mining Corporation, a Delaware corporation ("Newmont"), Quincy Resources, Inc., a Nevada corporation ("Quincy"), and Platoro West Incorporated, a Nevada corporation ("Platoro") have entered into a Mining Lease and Sublease dated as of July ___, 2003, covering that certain property situated in Pershing County, Nevada, described in Parts 1 and 2 of Exhibit A attached hereto (the "Property"), and the Area of Interest identified in Exhibit B hereto. Said Mining Lease and Sublease, in consideration of certain covenants and agreements set forth therein, including, but not limited to work commitments provides that Newmont has leased or subleased exclusively to Quincy all of Newmonts right, title and interest in and to the Property. The Mining Lease and Sublease also grants to Quincy a sublease to those lands identified in Part 3 of Exhibit A, in the event Newmont obtains a mining lease covering such lands. Those grants do not affect Newmonts interest in any other lands or minerals covered by the leases or agreement identified in Parts 2 and 3 of Exhibit A.

The Mining Lease and Sublease grants to Newmont, a right of first offer on any transfer of Quincys interests in the Property or Area of Interest. The Mining Lease and Sublease Agreement also gives Newmont a right to either enter into a joint venture agreement covering the Property and any other real property interests that Quincy holds or acquires within the Area of Interest, or receive a royalty on all mineral production from such properties.

IN WITNESS WHEREOF, this Memorandum has been executed effective as of the date first above written.

NEWMONT USA LIMITED,
d/b/a NEWMONT MINING CORPORATION

By:__________________________
Name:_______________________
Title:________________________

QUINCY RESOURCES, INC.

By:________________________
Name:_____________________
Title:______________________

PLATORO WEST INCORPORATED

By: __________________________
Name: _______________________
Title: ________________________
STATE OF COLORADO CITY & COUNTY OF DENVER	) ) ss. )

This instrument was acknowledged before me on this ____ day of __________, 2003, by __________________, as ______________ of NEWMONT USA LIMITED, d/b/a NEWMONT MINING CORPORATION.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal the day and year first above written.

_________________________________
Notary Public
My commission expires:_____________

(S E A L)
STATE OF COUNTY OF	) ) ss. )

This instrument was acknowledged before me on this ____ day of __________, 2003 by __________________, as ______________ of QUINCY RESOURCES, INC.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal the day and year first above written.

_________________________________
Notary Public
My commission expires:_____________

(S E A L)
STATE OF COUNTY OF	) ) ss. )

This instrument was acknowledged before me on this ____ day of __________, 2003 by __________________, as ______________ of PLATORO WEST INCORPORATED.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal the day and year first above written.

_________________________________
Notary Public
My commission expires:_____________

(S E A L)

EXHIBIT A
TO
MEMORANDUM OF AGREEMENT
BETWEEN
NEWMONT USA LIMITED, d/b/a NEWMONT MINING CORPORATION,
QUINCY RESOURCES, INC. AND PLATORO WEST INCORPORATED

Part 1 (Leased Lands): (1083.06 acres)

29-0SP-0001 (NLRC 182054)

The following leased mineral interests in Pershing County, Nevada which are subject to that certain Minerals Lease dated May 1, 1986, between Southern Pacific Land Company, and SFP Minerals Corporation, as assigned, a Memorandum of which was recorded in the official records of Pershing County, Nevada on November 25, 1987, in Book 203, Page 541:

Township 33 North, Range 30 East, MDB&M
Section 3: W1/2 Lot 1 (W1/2 NE1/4NE1/4), Lot 2 (NW1/4NE1/4), SW1/4NE1/4
Section 9: S1/2
Section 15: NW1/4SW1/4, S1/2SW1/4

29-0SP-0006 (NLRC 182092)

The following leased mineral interests in Pershing County, Nevada which are subject to that certain Minerals Lease dated August 17, 1987, between Southern Pacific Land Company, and SFP Minerals Corporation, as assigned, a Memorandum of which was recorded in the official records of Pershing County, Nevada on November 25, 1987, in Book 203, Page 531:

Township 33 North, Range 30 East, MDB&M
Section 3: SW1/4, S1/2NW1/4, Lots 3 and 4 (N1/2NW1/4), E1/2 Lot 1 (E1/2NE1/4NE1/4),
Section 9: NE1/4, NE1/4NW1/4

Part 2 (Unpatented Claims): (340 acres)

The following 17 unpatented lode mining claims situated in Pershing County, Nevada in Sections 6 and 7, Township 33 North, Range 30 East, MDB&M:
Claim Name Petal 1-8 Petal 29-36 Petal 38	Book 318 318 318	Page 199-206 227-234 236	BLM NMC 772574-772581 772602-772609 772611

Part 3 (Exploration and Option Agreement):

The following described lands in Pershing County, Nevada which are subject to that certain Exploration and Option Agreement dated November 29, 1990, between Nevada Land and Resource Company LLC, successor in interest to Southern Pacific Land Company, and Newmont USA Limited, successor in interest to SFP Minerals Corporation: (to be exercised and converted into Mining Lease)

Township 33 North, Range 30 East, MDB&M:
Section 15; SE1/4NE1/4 (40 acres)

EXHIBIT B
TO
MEMORANDUM OF AGREEMENT
BETWEEN
NEWMONT USA LIMITED, d/b/a NEWMONT MINING CORPORATION,
QUINCY RESOURCES, INC. AND PLATORO WEST INCORPORATED

AREA OF INTEREST

Pershing County, Nevada

All lands within one and one-half miles of the exterior boundary of the Property, as defined in Exhibit A to this Memorandum, excepting the 22 unpatented mining claims situated in Pershing County, Nevada in Section 10, Township 33 North, Range 30 East, MDB&M identified below, under lease to Romios Gold Resources, Inc., a Canadian corporation:
Claim Name	Book	Page	BLM NMC

Jerry #19
Jerry #20
Jerry #21
Jerry #24
Jerry #34
Jerry #35
Jerry #71
Jerry #72
Jerry #73
Jerry #74
Jerry #75
Jerry #76
Jerry #77
Jerry #78
Jerry #79
Jerry #80
SG #27
SG #39
SG #41
SG #40
SG #22
SG #28

771534 771535 771536 790729 790730 790731 793727 793728 793729 793730 793731 793732 793733 793734 793735 793736 817545 817546 817547 817548 817549 817550

Provided, however, if Grantor or Platoro West Incorporated, or any affiliate of either company acquires or reacquires from Romios the leased interest in any of those claims, the subject lands shall thereafter be included in the Area of Interest.